No Load and Advisor Classes


Kinetics Mutual Funds, Inc.
The Internet Fund
The Internet Emerging Growth Fund
The Paradigm Fund
The Medical Fund
The Small Cap Opportunities Fund

                                                                    May 14, 2003
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      Supplement to the Prospectus and Statement of Additional Information
                                Dated May 1, 2003


Effective June 13 , 2003, the Internet Fund, the Internet Emerging Growth Fund, the Paradigm Fund, the Medical Fund and the Small Cap Opportunities Fund (collectively the "Funds") may invest up to 20% of their respective total assets in convertible and non-convertible debt securities below investment grade, also known as junk bonds, or unrated securities which the investment adviser has determined to be of comparable quality.

Currently, the Funds may invest up to 5% of their total assets in such securities.




               Please retain this Supplement with your Prospectus.